UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2024

XBP Europe Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40206	85-2002883
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

2701 East Grauwyler Road Irving, Texas	75061
(Address of principal executive offices)	(Zip Code)

(844) 935-2832

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	XBP	The Nasdaq Global Market
Redeemable warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50	XBPEW	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Approval of the 2024 Stock Incentive Plan and Forms of RSU and Option Awards

On June 13, 2024, the stockholders of XBP Europe Holdings, Inc. (the “Company”) approved and adopted the Company’s 2024 Stock Incentive Plan (the “2024 Equity Plan”) at the Company’s 2024 Annual Meeting of Stockholders (the “Annual Meeting”). Previously, on February 12, 2024, the Board of Directors (the “Board”) of the Company approved the 2024 Equity Plan, subject to stockholder approval. Additional information regarding the results of the Annual Meeting is set forth below under Item 5.07.

Under the 2024 Equity Plan, subject to adjustment for certain changes in capitalization or other corporate events, the Company is authorized to issue up to 5,520,270 shares of common stock pursuant to equity-based awards, which may be granted to eligible participants in furtherance of the Company’s broader compensation strategy and philosophy. Awards granted under the 2024 Equity Plan will be granted upon terms approved by the Company’s Compensation Committee (the “Committee”) and set forth in an award agreement or other evidence of an award. The 2024 Equity Plan is described in greater detail in the Company’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission on April 29, 2024 (the “Proxy Statement”), under the caption “Approval of the XBP Europe Holdings, Inc. 2024 Stock Incentive Plan,” which disclosure is incorporated herein by reference.

On June 14, 2024, the Committee approved a Form of Restricted Stock Unit Grant Notice and Agreement (the “RSU Award Agreement”) and Form of Option Grant Notice and Agreement (the “Option Award Agreement”) to be used in connection with the grant of awards under the 2024 Equity Plan.

In addition, on June 14, 2024, the Board approved non-material amendments to the 2024 Equity Plan to clarify that certain awards made after the Board adoption date but prior to the approval by stockholders to non-Section 16 employees would have a grant date under the plan as of the date of the award and to provide an exception to the minimum vesting period for equity awards made prior to stockholder approval date. None of the amendments to the 2024 Equity Plan affect any awards made to directors or executive officers under the 2024 Equity Plan.

The descriptions of the 2024 Equity Plan, as amended, contained in the Proxy Statement and this report are qualified in their entirety by reference to the full text of the 2024 Equity Plan. Copies of the 2024 Equity Plan, as amended, and the RSU Award Agreement and Option Award Agreement are attached hereto as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated by reference herein.

Approval of Executive Officer Compensation and Executive Officer Annual Bonus Plan

On June 14, 2024, the Board, upon the recommendation of the Committee, ratified and approved the following compensation for the Company’s executive officers for 2024:

		Compensation
Executive Officer	Title	Base Salary	Annual Incentive Award	Long-Term Incentive Award (1)	Total Direct Compensation
Par Chadha	Executive Chairman	—	—	$1,388,636	$1,388,636
Andrej Jonovic	Chief Executive Officer	$552,000	$552,000	$1,079,411	$2,183,411
Vitalie Robu	President	$452,588	$452,588	$721,332	$1,626,508
Dejan Avramovic	Chief Financial Officer	$399,000	$399,000	$376,472	$1,174,472

(1) Represents value of long-term incentive award received by each executive officer, in the form of Restricted Stock Units, based on the Company’s closing price of $1.23 on June 14, 2024 (the “Closing Price”), the grant date of each executive officer’s award. However, the actual number of Restricted Stock Units received by each executive officer were computed by dividing (x) the dollar value of the long-term incentive compensation award granted to each executive officer under the 2024 Equity Plan by the Company’s Compensation Committee by (y) a $2.14 per share valuation (instead of the Closing Price), resulting in a lower number of Restricted Stock Units being granted to each executive officer under the 2024 Equity Plan when compared to if such long-term incentive award was made using the Closing Price.

The annual incentive awards are tied to the Company’s financial performance for the fiscal year ended December 31, 2024, and each executive officer will be eligible to earn a discretionary annual bonus based on the Company’s achievement in 2024 of performance goals, weighted 50% for revenue and 50% for adjusted EBITDA, as well as a Committee discretionary element.

The annual incentive awards will be granted under the Company’s Executive Officer Annual Bonus Plan (the “Bonus Plan”), which was ratified, approved and adopted by the Board upon the recommendation of the Compensation Committee. The purpose of the Bonus Plan is to motivate and reward senior officers through incentive compensation, attract and retain talent, and align individual performance with company goals. Pursuant to the Bonus Plan, executive officers of the Company selected by the Committee each year will be eligible to receive awards in amounts up to 100% of their annual base salary, based upon individual performance measures, company performance measures, or both, as determined by the Committee for each participant and year, following a recommendation from management. The awards typically will be paid in cash in the year following the plan year, and are subject to the participant’s continued employment through the payment date, with exceptions made for death, disability, or termination without cause. The foregoing summary of the Bonus Plan is qualified in its entirety by reference to the full text of the Bonus Plan, a copy of which is filed as Exhibit 10.4 hereto and incorporated into this 8-K by reference.

The long-term incentive awards will be granted in the form of restricted stock units (RSUs) under the 2024 Equity Plan and will vest over three years, subject to the executive officer continued employment through the applicable vesting dates.

Item 5.07	Regulation FD Disclosure.

The Annual Meeting of the Company was held virtually on Thursday, June 13, 2024 at www.virtualshareholdermeeting.com/XBP2024. As of the close of business on April 17, 2024, the record date for the Annual Meeting, 30,166,102 shares of common stock of the Company were issued and outstanding and entitled to vote at the Annual Meeting. At the Annual Meeting, the stockholders voted on three proposals, each of which is described in more detail in the Proxy Statement.

The final results of the votes regarding the proposals described in the Proxy Statement are as follows:

Proposal 1. The election of two Class I directors to hold office until the 2027 Annual Meeting of Stockholders and until their successors are duly elected and qualified or until such director resigns or is removed from the Board of Directors.

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Martin P. Akins	28,844,829	19,138	917,742
J. Coley Clark	28,845,031	18,936	917,742

Proposal 2. The ratification of UHY LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

Votes For	Votes Against	Abstentions
29,778,072	3,546	91

Proposal 3. The approval of the XBP Europe Holdings, Inc. 2024 Stock Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,090,084	28,872	5,745,011	917,742

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1*	XBP Europe Holdings, Inc. 2024 Stock Incentive Plan (as amended).
10.2*	Form of Restricted Stock Unit Grant Notice and Agreement under the XBP Europe Holdings, Inc 2024 Stock Incentive Plan.
10.3*	Form of Option Grant Notice and Agreement under the XBP Europe Holdings, Inc 2024 Stock Incentive Plan.
10.4*	XBP Europe Holdings, Inc. Executive Officer Annual Bonus Plan.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 20, 2024

XBP EUROPE HOLDINGS, INC.

By:	/s/ Dejan Avramovic
Dejan Avramovic
Chief Financial Officer